EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dinewise, Inc. (the Registrant) on Form 10-Q for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christina Farr., Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Michael Farr. and will be retained by Dinewise, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 4, 2025

Dinewise Inc.

	By:	/s/ Michael Farr
Michael Farr
Chief Executive Officer, President
(Principal Executive Officer)